Exhibit 3.19

CERTIFICATE OF LIMITED PARTNERSHIP

OF

REFINERY HOLDING COMPANY, L.P.

May 4, 1993

This certificate of Limited Partnership (this “certificate”) of Refinery Holding Company, L.P. (the “Partnership”) is executed and filed for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

1. Name. The name of the Partnership is Refinery Holding Company, L.P.

2. Registered Office and Registered Agent. The address of the registered office of the Partnership in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County Of New Castle. The name of the registered agent of the Partnership in the State of Delaware at such address is The Corporation Trust Company.

3. General Partner. The name and business address of the general partner of the Partnership is:

Refinery Company, L.C., a Texas limited liability company, c/o the CIT Group/Equipment Financing, Inc., 1211 Avenue of the Americas, 21st Floor, New York, New York 10036.

IN WITNESS WHEREOF, the undersigned, being the sole general partner of the Partnership, has duly executed this Certificate as of the date first written above.

REFINERY COMPANY, L.C., General Partner

By:	/s/ Timothy J. Bennett
Timothy J. Bennett Manager

STATE OF DELAWARE

SECRETARY OF STATE

DIVISION OF CORPORATIONS

FILED 05:00 PM 05/04/1993

931245354 - 2335061

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP OF

REFINERY HOLDING COMPANY, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of Refinery Holding Company, L.P., pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Refinery Holding Company, L.P.

SECOND: Article 3. of the Certificate of Limited Partnership shall be amended as follows:

3. General Partner. The name and business address of the general partner of the Partnership is:

Refinery Company, L.C., a Texas limited liability company

6500 Trowbridge Drive

El Paso, Texas 79905.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 14th day of November, 2001.

REFINERY COMPANY, L.C., General Partner

By:	/s/ Paul Foster
Paul Foster, Manager

STATE OF DELAWARE

SECRETARY OF STATE

DIVISION OF CORPORATIONS

FILED 05:00 PM 11/27/2001

010600404 - 2335061

CERTIFICATE OF .AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

REFINERY HOLDING COMPANY, L.P.

April 30, 2002

The undersigned, desiring to amend the Certificate of Limited Partnership of Refinery Holding Company, L.P., pursuant to the provisions of Section 17-202 of the Delaware Revised Uniform Limited Partnership Act does hereby certify as follows:

FIRST: The name of the Limited Partnership is Refinery Holding Company, L.P.

SECOND: The Certificate of Limited Partnership is amended and restated in its entirety as follows:

1.	Name. The name of the Limited Partnership is Western Refining Company, L.P.

2.	Registered Office and Registered Agent. The address of the registered office of the Limited Partnership in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of the registered agent of the Limited Partnership is The Corporation Trust Company at the address of the registered office set forth above.

3.	General Partner. The name and business address of the general partner of the Limited Partnership is:

Refinery Company, L.C., a Texas limited liability company,

5500 Trowbridge Drive

El Paso, Texas 79905

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership as of the date first written above.

Refinery Company, L.C., General Partner

By:	/s/ Paul Foster
Paul Foster, Sole Manager

      STATE OF DELAWARE

      SECRETARY OF STATE

DIVISION OF CORPORATIONS

FILED 04:00 PM 05/08/2002

    020295059 - 2335061

State of Delaware

Secretary of State

Division of Corporations

Delivered 01:54PM 03/28/2007

FTLED 01:54PM 03/28/2007

SRV 070371952 - 2335061 FTLE

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF WESTERN REFINING COMPANY, L.P.

March 28, 2007

The undersigned, desiring to amend the Certificate of Limited Partnership of Western Refining Company, L.P., pursuant to the provisions of Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, does hereby certify as follows:

FIRST:	The name of the Limited Partnership is Western Refining Company, L.P.

SECOND:	The Certificate of Limited Partnership is amended as follows:

General Partner: The name and business address of the general partner of the Limited Partnership is:

Western Refining GP, LLC, a Delaware limited liability company

6500 Trowbridge Drive

El Paso, TX 79905

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership as of the date first written above.

GENERAL PARTNER: WESTERN REFINING GP, LLC

By:	/s/ Scott Weaver
Scott Weaver, Chief Administrative Officer

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